Note 10. Related Party Transactions	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
Note 10. Related Party Transactions

Issuance of Preferred Stock for Services

On September 16, 2014, the board of directors designated 1,000,000 shares of Series E preferred stock. The Series E preferred stock has a par value of $0.001 and ranks subordinate to the Company’s common stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary. The outstanding shares of Series E preferred stock have the right to take action by written consent or vote based on the number of votes equal to twice the number of votes of all outstanding shares of common stock.

On the same date, the Company issued 1,000,000 shares of Series E preferred stock to Eastern Rim Funds, a Panama corporation, (“Eastern Rim”) for services valued at $20,000. For accounting purposes, the Series E preferred stock was valued at $3,010,644, which was the estimated market value of the shares. The estimated market value was calculated to be twice the market value of the outstanding common stock on the date of issuance since the Series E preferred stockholders have the right to vote based on twice the number of all outstanding shares of common stock. Eastern Rim owned 173,521 shares of common stock, or approximately 53% of the outstanding stock, of the Company prior to this transaction. This transaction did not result in a change in control of the Company.